                                                                  EXHIBIT 24

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


     The undersigned director or officer of RELIASTAR FINANCIAL CORP. (the "Corporation"), a Delaware corporation, hereby makes, constitutes, and appoints JOHN G. TURNER, JAMES R. MILLER, and RICHARD R. CROWL, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Citizens Community Bancshares Co., a Minnesota corporation ("Citizens"), in connection with the Corporation's acquisition of Citizens, to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto those attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 5th day of March, 1998.


                                             /S/ JOHN G. TURNER
                                             -------------------------------
                                             John G. Turner

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of RELIASTAR FINANCIAL CORP. (the "Corporation"), a Delaware corporation, hereby makes, constitutes, and appoints JOHN G. TURNER, JAMES R. MILLER, and RICHARD R. CROWL, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Citizens Community Bancshares Co., a Minnesota corporation ("Citizens"), in connection with the Corporation's acquisition of Citizens, to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto those attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 5th day of March, 1998.


                                             /S/ JAMES R. MILLER
                                             -------------------------------
                                             James R. Miller

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


     The undersigned director or officer of RELIASTAR FINANCIAL CORP. (the "Corporation"), a Delaware corporation, hereby makes, constitutes, and appoints JOHN G. TURNER, JAMES R. MILLER, and RICHARD R. CROWL, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Citizens Community Bancshares Co., a Minnesota corporation ("Citizens"), in connection with the Corporation's acquisition of Citizens, to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto those attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 5th day of March, 1998.


                                             /S/ CHRIS D. SCHREIER
                                             -------------------------------
                                             Chris D. Schreier

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


     The undersigned director or officer of RELIASTAR FINANCIAL CORP. (the "Corporation"), a Delaware corporation, hereby makes, constitutes, and appoints JOHN G. TURNER, JAMES R. MILLER, and RICHARD R. CROWL, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Citizens Community Bancshares Co., a Minnesota corporation ("Citizens"), in connection with the Corporation's acquisition of Citizens, to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto those attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 5th day of March, 1998.


                                             /S/ CAROLYN H. BALDWIN
                                             -------------------------------
                                             Carolyn H. Baldwin

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


     The undersigned director or officer of RELIASTAR FINANCIAL CORP. (the "Corporation"), a Delaware corporation, hereby makes, constitutes, and appoints JOHN G. TURNER, JAMES R. MILLER, and RICHARD R. CROWL, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Citizens Community Bancshares Co., a Minnesota corporation ("Citizens"), in connection with the Corporation's acquisition of Citizens, to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto those attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 5th day of March, 1998.


                                             /S/ DAVID C. COX
                                             -------------------------------
                                             David C. Cox

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


     The undersigned director or officer of RELIASTAR FINANCIAL CORP. (the "Corporation"), a Delaware corporation, hereby makes, constitutes, and appoints JOHN G. TURNER, JAMES R. MILLER, and RICHARD R. CROWL, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Citizens Community Bancshares Co., a Minnesota corporation ("Citizens"), in connection with the Corporation's acquisition of Citizens, to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto those attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 5th day of March, 1998.


                                             /S/ JOHN H. FLITTIE
                                             -------------------------------
                                             John H. Flittie

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


     The undersigned director or officer of RELIASTAR FINANCIAL CORP. (the "Corporation"), a Delaware corporation, hereby makes, constitutes, and appoints JOHN G. TURNER, JAMES R. MILLER, and RICHARD R. CROWL, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Citizens Community Bancshares Co., a Minnesota corporation ("Citizens"), in connection with the Corporation's acquisition of Citizens, to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto those attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 5th day of March, 1998.


                                             /S/ LUELLA GROSS GOLDBERG
                                             -------------------------------
                                             Luella Gross Goldberg

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


     The undersigned director or officer of RELIASTAR FINANCIAL CORP. (the "Corporation"), a Delaware corporation, hereby makes, constitutes, and appoints JOHN G. TURNER, JAMES R. MILLER, and RICHARD R. CROWL, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Citizens Community Bancshares Co., a Minnesota corporation ("Citizens"), in connection with the Corporation's acquisition of Citizens, to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto those attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 5th day of March, 1998.


                                             /S/ WILLIAM A. HODDER
                                             -------------------------------
                                             William A. Hodder

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


     The undersigned director or officer of RELIASTAR FINANCIAL CORP. (the "Corporation"), a Delaware corporation, hereby makes, constitutes, and appoints JOHN G. TURNER, JAMES R. MILLER, and RICHARD R. CROWL, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Citizens Community Bancshares Co., a Minnesota corporation ("Citizens"), in connection with the Corporation's acquisition of Citizens, to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto those attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 5th day of March, 1998.


                                             /S/ JAMES J. HOWARD III
                                             -------------------------------
                                             James J. Howard III

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


     The undersigned director or officer of RELIASTAR FINANCIAL CORP. (the "Corporation"), a Delaware corporation, hereby makes, constitutes, and appoints JOHN G. TURNER, JAMES R. MILLER, and RICHARD R. CROWL, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Citizens Community Bancshares Co., a Minnesota corporation ("Citizens"), in connection with the Corporation's acquisition of Citizens, to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto those attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 5th day of March, 1998.


                                             /S/ RANDY C. JAMES
                                             -------------------------------
                                             Randy C. James

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


     The undersigned director or officer of RELIASTAR FINANCIAL CORP. (the "Corporation"), a Delaware corporation, hereby makes, constitutes, and appoints JOHN G. TURNER, JAMES R. MILLER, and RICHARD R. CROWL, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Citizens Community Bancshares Co., a Minnesota corporation ("Citizens"), in connection with the Corporation's acquisition of Citizens, to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto those attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 5th day of March, 1998.


                                             /S/ RICHARD L. KNOWLTON
                                             -------------------------------
                                             Richard L. Knowlton

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


     The undersigned director or officer of RELIASTAR FINANCIAL CORP. (the "Corporation"), a Delaware corporation, hereby makes, constitutes, and appoints JOHN G. TURNER, JAMES R. MILLER, and RICHARD R. CROWL, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Citizens Community Bancshares Co., a Minnesota corporation ("Citizens"), in connection with the Corporation's acquisition of Citizens, to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto those attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 5th day of March, 1998.


                                             /S/ DAVID A. KOCH
                                             -------------------------------
                                             David A. Koch

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


     The undersigned director or officer of RELIASTAR FINANCIAL CORP. (the "Corporation"), a Delaware corporation, hereby makes, constitutes, and appoints JOHN G. TURNER, JAMES R. MILLER, and RICHARD R. CROWL, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Citizens Community Bancshares Co., a Minnesota corporation ("Citizens"), in connection with the Corporation's acquisition of Citizens, to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto those attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 5th day of March, 1998.


                                             /S/ RICHARD M. KOVACEVICH
                                             -------------------------------
                                             Richard M. Kovacevich

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


     The undersigned director or officer of RELIASTAR FINANCIAL CORP. (the "Corporation"), a Delaware corporation, hereby makes, constitutes, and appoints JOHN G. TURNER, JAMES R. MILLER, and RICHARD R. CROWL, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Citizens Community Bancshares Co., a Minnesota corporation ("Citizens"), in connection with the Corporation's acquisition of Citizens, to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto those attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 5th day of March, 1998.


                                             /S/ GLEN D. NELSON, M.D.
                                             -------------------------------
                                             Glen D. Nelson, M.D.

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director or Officer


     The undersigned director or officer of RELIASTAR FINANCIAL CORP. (the "Corporation"), a Delaware corporation, hereby makes, constitutes, and appoints JOHN G. TURNER, JAMES R. MILLER, and RICHARD R. CROWL, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Citizens Community Bancshares Co., a Minnesota corporation ("Citizens"), in connection with the Corporation's acquisition of Citizens, to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto those attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 5th day of March, 1998.


                                             /S/ JAMES J. RENIER
                                             -------------------------------
                                             James J. Renier